EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2003 of FirstCity Financial Corporation (the “Company”).

I, James T. Sartain, the Chief Executive Officer of the Company, certify that, to my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (ii)  the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

By:	/s/ JAMES T. SARTAIN James T. Sartain Principal Executive Officer

Dated: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.